SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14,1994


____________Central Fidelity Banks, Inc.________
(Exact name of registrant as specified in charter)


          Virginia                          _   54-1091649____
(State or other jurisdiction of            (I.R.S. Employer
     incorporation or organization)          Identification No.)


_________1021 East Cary Street, Richmond, Virginia    23219_
       (Address of principal executive offices)          (Zip Code)

___________________(804) 782-4000___________________
(Registrant's telephone number, including area code)






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Item 5. Other Events.

The Issuer announced yesterday that its President and Co-Chief Executive Officer Lewis N. Miller, Jr., was elected Chairman of the Board and Chief Executive Officer. Mr. Miller will continue to serve the Registrant as its President.

SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Central Fidelity Banks, Inc.
                                    (Registrant)



Date: September 14, 1994            /s/ James F. Campbell
                                     James F. Campbell
                            Senior Vice President & Controller







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									Exhibit 28
News Release
Central Fidelity Banks, Inc.		For Release:			Immediately
Post Office Box 27602
Richmond, Virginia  23261-7602		Information Contact:		Susan Lawrence Mistr
									Public Relations Manager
									(804) 697-7261



September 14, 1994


CENTRAL FIDELITY APPOINTS LEWIS N. MILLER, JR.
CHAIRMAN OF THE BOARD
AND CHIEF EXECUTIVE OFFICER

Richmond, VA -- At its regularly scheduled meeting today, The Board of Directors of Central Fidelity Banks, Inc. (NASDAQ-CFBS) appointed
Lewis N. Miller, Jr. Chairman of the Board and Chief Executive Officer. Miller, 50, who was President and Co-Chief Executive Officer, has been with the Company since 1972.

Miller joined Central Fidelity predecessor, the Central National
Corporation, as Planning Manager. He was named President in 1984.
In 1993, Miller was named President and Co-Chief Executive Officer.

Miller succeeds Carroll L. Saine, who passed away in August.

Central Fidelity Banks, Inc. is a Richmond, Virginia-based bank holding company with $9.6 billion in assets and 230 offices.